T. Rowe Price Personal Strategy Balanced Portfolio

Annual Report
December 31, 1995

Invest With Confidence
T. Rowe Price

Dear Investor

The portfolio's inaugural year was exhilarating. U.S. stock and bond markets enjoyed broad-based rallies, propelled by nearly perfect conditions: falling interest rates, rising corporate earnings, a slowing yet fundamentally sound economy, subdued inflation, and prospects for a balanced budget. The U.S. stock market, as measured by the unmanaged Standard & Poor's 500 Stock Index, continued its bull run through the second half, rising more than 14% and bringing its full year gain to 37.6%, the best since 1958.

     While large-capitalization, technology, financial, and health care stocks led the way, the bull charged into nearly every equity category. The technology rally faded in the fourth quarter, hurt by profit-taking and earnings disappointments at some semiconductor firms, but the markets as a whole suffered no serious correction all year.

     After sputtering briefly in the summer, bonds regained momentum on continued signs of subdued inflation and renewed budget-balancing efforts in Washington. As measured by the Lehman Brothers Aggregate Bond Index, the market returned 18.5% for 1995 and just over 6% for the second half. Over the last six months, interest rates fell across all maturities as the market expected further easing by the Federal Reserve to help the private sector compensate for anticipated slower growth in federal spending. Indeed, in December the Fed lowered the key federal funds target to 5.5%, its second cut since July. As the year ended, the benchmark 30-year Treasury bond yield dipped below 6%, its lowest level since 1993 and nearly two percentage points lower than a year ago.

CHART 1 Interest Rate Levels

     Foreign stocks, hampered earlier in the year by fallout from the Mexican peso devaluation, rebounded over the last six months to post solid gains for the year, though still well below their U.S. counterparts. Europe was the best performing region over the year. The Japanese market, plagued by deflation and a banking loan crisis, improved in the last quarter, reflecting a weaker yen and the slow economic recovery that began in midyear. While some emerging markets recovered in the second half - notably Mexico and Brazil - they declined as a group for the year, dragged down by overall poor performance in Latin America.

     High-quality foreign bonds lost some momentum in the last six months as the dollar strengthened against major foreign currencies, dampening returns to U.S. investors. Nevertheless, buoyed by the dollar's weakness earlier in the year, foreign bonds provided double-digit returns for the year, with the Salomon World Government Bond Index (excluding the U.S.) gaining more than 19% in dollar terms.

Performance and Strategy Review

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash - with 10% variations permitted for each asset class. The portfolio had a strong year, keeping pace with its benchmark index in the second half, but lagging slightly for the full year because of its lower exposure to stocks.

Performance Comparison

                                    Periods Ended 12/31/95
                                6 Months             12 Months
                                ________             _________

Personal Strategy
   Balanced Portfolio             11.0%                28.7%
Combined Index Portfolio*         11.2                 29.7

*An unmanaged portfolio composed of 60% stocks (S&P 500) and 40% bonds (Lehman Brothers Aggregate Bond Index).

     At year-end, the portfolio had 56% of its assets in stocks, 32% in bonds, and 12% in cash reserves. We remained slightly underweighted in stocks because, in our view, valuations have risen to uncomfortable levels. The economic expansion is now in its fifth year and growth is expected to slow in 1996. Therefore, the portfolio tilted toward growth stocks that are expected to sustain earnings momentum even during a slowdown.

     We remained slightly overweighted in bonds, but reduced our exposure by 6% over the last six months. While economic fundamentals for bonds as a whole remain favorable, our expectations dimmed somewhat for corporate bonds, especially high-yield issues, and for foreign bonds, leading us to trim these positions. The slowing pace of earnings growth could cause corporate bonds to underperform, particularly lower-quality issues that are more vulnerable to the economy than to interest rate changes. Meanwhile, we expect the U.S. dollar to strengthen against most currencies in coming months, dampening the return on foreign bonds for U.S. investors.

     We held the proceeds in cash equivalents, more than doubling the portfolio's position since last June, as a short-term precautionary measure. After their strong advances in 1995, stocks - and to a lesser degree bonds - are susceptible to a pullback. We are ready to reinvest our cash in the market that offers the best value.

CHART 2  Asset Allocation

                                Benchmark              Range
                                ______________________________________
Money Markets                      10%                0 - 20%
Bonds                              30%               20 - 40%
Stocks                             60%               50 - 70%

Summary and Outlook

The stock and bond markets are unlikely to repeat their robust 1995 performances. However, the bond market's fundamentals continue to look good: stable to lower interest rates, subdued inflation, and slower economic growth as the expansion matures. On the other hand, the stock market is more vulnerable to a retreat, especially sectors that had the most spectacular gains in 1995. If that occurs, we will be looking for issues available at attractive valuations.

     Looking abroad, foreign bond returns to U.S. investors may be dampened if, as we expect, the dollar strengthens against most currencies. Conversely, we believe foreign stocks offer good value at this time. As global economies improve, especially in Japan, the performance of these markets should follow suit.

Respectfully submitted,




Peter Van Dyke
President and Chairman of the
Investment Advisory Committee

January 31, 1996

A Word on Market Corrections

     After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom - defined as a drop of at least 20% - in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

Average Annual Compound Total Return
Periods Ended December 31, 1995

                                                 Since Inception
                                 1 Year             (12/30/94)
                                 _______         ________________
                                  28.7%                28.7%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Chart 3 Performance Comparison

Sector Diversification
December 31, 1995
                                          Percent of
                                          Net Assets
                                          ___________

Money Markets                                11.9%
_____________________________________________________________________________
   Commercial Paper                          14.2
   Other Assets Less Liabilities             -2.3

Bonds                                        32.2
_____________________________________________________________________________
   Corporate                                 15.8
   U.S. Government Mortgage-Backed           10.0
   U.S. Government Obligations/Agencies       4.3
   Foreign Government Obligations/Agencies    2.1

Stocks                                       55.9
_____________________________________________________________________________
Ten Largest Holdings                         13.2
   Fannie Mae                                 1.8
   Freddie Mac                                1.6
   Philip Morris                              1.4
   General Electric                           1.4
   PepsiCo                                    1.3
   Great Lakes Chemical                       1.2
   Amgen                                      1.2
   Pfizer                                     1.1
   Johnson & Johnson                          1.1
   Schlumberger                               1.1

Statement of Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio / December 31, 1995
                                                        Value
Common Stocks - 55.9%
FINANCIAL - 8.6%
_____________________________________________________________________________
BANK AND TRUST - 2.3%
     280   shs   Chemical Banking. . . . . . . . .   $  16,450
     500         Integra Financial . . . . . . . .      31,500
     540         J. P. Morgan. . . . . . . . . . .      43,335
     500         KeyCorp . . . . . . . . . . . . .      18,125
     320         Mellon Bank . . . . . . . . . . .      17,200
                                                       126,610
INSURANCE - 1.9%
     250         American International Group. . .      23,125
     700         PartnerRe Holdings. . . . . . . .      19,119
     970         UNUM. . . . . . . . . . . . . . .      53,350
   1,200         Willis-Corroon ADR. . . . . . . .      13,950
                                                       109,544
FINANCIAL SERVICES - 4.4%
     550         American Express. . . . . . . . .      22,756
     830         Fannie Mae. . . . . . . . . . . .     103,024
   1,070         Freddie Mac . . . . . . . . . . .      89,345
     130         Sallie Mae. . . . . . . . . . . .       8,564
     700         Zurich Reinsurance. . . . . . . .      21,262
                                                       244,951

Total Financial                                        481,105

UTILITIES - 2.5%
_____________________________________________________________________________
TELEPHONE - 1.0%
     900         ALLTEL. . . . . . . . . . . . . .      26,550
     120         AT&T. . . . . . . . . . . . . . .       7,770
     360         SBC Communications. . . . . . . .      20,700
                                                        55,020
ELECTRIC UTILITIES - 1.5%
   1,800         Centerior Energy. . . . . . . . .      15,975
     670         Entergy . . . . . . . . . . . . .      19,597
   1,300         Niagara Mohawk. . . . . . . . . .      12,513
     250         PacifiCorp. . . . . . . . . . . .       5,313
     440         Texas Utilities . . . . . . . . .      18,095
     400         Unicom. . . . . . . . . . . . . .      13,100
                                                        84,593

Total Utilities                                        139,613

CONSUMER NONDURABLES - 17.4%
_____________________________________________________________________________
BEVERAGES - 2.7%
     340         Anheuser-Busch. . . . . . . . . .      22,738
     780         Coca-Cola . . . . . . . . . . . .      57,915
   1,300         PepsiCo . . . . . . . . . . . . .      72,637
                                                       153,290
FOOD PROCESSING - 2.6%
     370         Campbell. . . . . . . . . . . . .      22,200
     230         CPC International . . . . . . . .      15,784
     230         General Mills . . . . . . . . . .      13,283
     300         Pioneer Hi-Bred . . . . . . . . .      16,687
     380         Ralston Purina. . . . . . . . . .      23,702
   1,670         Sara Lee. . . . . . . . . . . . .      53,231
                                                       144,887
HOSPITAL SUPPLIES/HOSPITAL
MANAGEMENT - 1.2%
     460   shs   Baxter International. . . . . . .   $  19,263
     341      *  Boston Scientific . . . . . . . .      16,709
     640         Columbia/HCA Healthcare . . . . .      32,480
                                                        68,452
PHARMACEUTICALS - 7.1%
     220         American Home Products. . . . . .      21,340
   1,100      *  Amgen . . . . . . . . . . . . . .      65,244
     290         Bristol-Myers Squibb. . . . . . .      24,904
     200         Eli Lilly . . . . . . . . . . . .      11,250
     740         Johnson & Johnson . . . . . . . .      63,362
     500         Merck . . . . . . . . . . . . . .      32,875
     600      *  Perrigo . . . . . . . . . . . . .       7,162
   1,020         Pfizer. . . . . . . . . . . . . .      64,260
     217      *  Pharmacia & Upjohn. . . . . . . .       8,409
     600         Schering-Plough . . . . . . . . .      32,850
     800         SmithKline Beecham ADR. . . . . .      44,400
     240         Warner-Lambert. . . . . . . . . .      23,310
                                                       399,366
MISCELLANEOUS CONSUMER PRODUCTS - 3.6%
     300         Brunswick . . . . . . . . . . . .       7,200
     220         Colgate-Palmolive . . . . . . . .      15,455
     805      *  CUC International . . . . . . . .      27,471
     770         Harcourt General. . . . . . . . .      32,244
     470         Hasbro. . . . . . . . . . . . . .      14,570
     540         Newell. . . . . . . . . . . . . .      13,972
     860         Philip Morris . . . . . . . . . .      77,830
     120         Tambrands . . . . . . . . . . . .       5,730
     230         UST . . . . . . . . . . . . . . .       7,676
                                                       202,148
BIOTECHNOLOGY - 0.2%
     314         Guidant . . . . . . . . . . . . .      13,267

Total Consumer Nondurables                             981,410

CONSUMER SERVICES - 6.4%
_____________________________________________________________________________
GENERAL MERCHANDISERS - 0.7%
     200         Dayton Hudson . . . . . . . . . .      15,000
   1,000      *  Price/Costco. . . . . . . . . . .      15,375
     600         TJX . . . . . . . . . . . . . . .      11,325
                                                        41,700
SPECIALTY MERCHANDISERS - 1.5%
     600         Circuit City Stores . . . . . . .      16,575
     300      *  Federated Department Stores . . .       8,250
     700         Home Depot. . . . . . . . . . . .      33,512
     700      *  Revco . . . . . . . . . . . . . .      19,775
     370      *  Toys "R" Us . . . . . . . . . . .       8,048
                                                        86,160
ENTERTAINMENT AND LEISURE - 1.3%
     570         Disney. . . . . . . . . . . . . .      33,630
     270         McDonald's. . . . . . . . . . . .      12,184
     220         Reader's Digest (Class B) . . . .      10,395
      70   shs*  Viacom (Class A). . . . . . . . .   $   3,211
     315      *  Viacom (Class B). . . . . . . . .      14,923
                                                        74,343
MEDIA AND COMMUNICATIONS - 2.7%
     120         Dun & Bradstreet. . . . . . . . .       7,770
     715         Gaylord Entertainment . . . . . .      19,841
     500         Reuters ADR . . . . . . . . . . .      27,656
     800         Time Warner . . . . . . . . . . .      30,300
     362         Times Mirror (Class A). . . . . .      12,263
     300         Turner Broadcasting
                 Systems (Class B) . . . . . . . .       7,800
   1,240         Vodafone ADR. . . . . . . . . . .      43,710
                                                       149,340
RESTAURANTS - 0.2%
     930         Darden Restaurants. . . . . . . .      11,044

Total Consumer Services                                362,587

CONSUMER CYCLICALS - 1.5%
_____________________________________________________________________________
MISCELLANEOUS CONSUMER DURABLES - 1.5%
   1,500         Corning . . . . . . . . . . . . .      48,000
     500         Eastman Kodak . . . . . . . . . .      33,500

Total Consumer Cyclicals                                81,500

TECHNOLOGY - 4.6%
_____________________________________________________________________________
ELECTRONIC COMPONENTS - 1.7%
     500      *  Altera. . . . . . . . . . . . . .      24,844
     800      *  Cirrus Logic. . . . . . . . . . .      15,850
     200         Intel . . . . . . . . . . . . . .      11,362
     300      *  Maxim Integrated Products . . . .      11,550
     200         Motorola. . . . . . . . . . . . .      11,400
     600      *  Xilinx. . . . . . . . . . . . . .      18,225
                                                        93,231
ELECTRONIC SYSTEMS - 0.7%
     300         Hewlett-Packard . . . . . . . . .      25,125
     300         Honeywell . . . . . . . . . . . .      14,587
                                                        39,712
INFORMATION PROCESSING - 0.3%
     210         IBM . . . . . . . . . . . . . . .      19,268
TELECOMMUNICATIONS - 0.6%
     100      *  Cisco Systems . . . . . . . . . .       7,469
     400      *  DSC Communications. . . . . . . .      14,800
     500      *  PanAmSat. . . . . . . . . . . . .      11,062
                                                        33,331
AEROSPACE AND DEFENSE - 0.8%
     120         AlliedSignal. . . . . . . . . . .       5,700
     520         Boeing. . . . . . . . . . . . . .      40,755
                                                        46,455
OFFICE AUTOMATION - 0.3%
     400      *  Ceridian. . . . . . . . . . . . .      16,500
SPECIALIZED COMPUTER - 0.2%
     400   shs*  Silicon Graphics. . . . . . . . .   $  11,000

Total Technology                                       259,497

CAPITAL EQUIPMENT - 2.5%
_____________________________________________________________________________
ELECTRICAL EQUIPMENT - 2.0%
     300         Emerson Electric. . . . . . . . .      24,525
     200         Exide . . . . . . . . . . . . . .       9,175
   1,080         GE. . . . . . . . . . . . . . . .      77,760
                                                       111,460
MACHINERY - 0.5%
     180         Deere . . . . . . . . . . . . . .       6,345
     600      *  Varity. . . . . . . . . . . . . .      22,275
  28,620

Total Capital Equipment                                140,080

BUSINESS SERVICES AND TRANSPORTATION - 3.9%
_____________________________________________________________________________
COMPUTER SERVICE AND SOFTWARE - 1.9%
     270         Automatic Data Processing . . . .      20,048
     517         First Data. . . . . . . . . . . .      34,574
     200      *  Intuit. . . . . . . . . . . . . .      15,625
     180      *  Microsoft . . . . . . . . . . . .      15,806
     300      *  Oracle Systems. . . . . . . . . .      12,713
     150      *  Sybase. . . . . . . . . . . . . .       5,381
                                                       104,147
DISTRIBUTION SERVICES - 1.2%
     740         Alco Standard . . . . . . . . . .      33,762
     640         Cardinal Health . . . . . . . . .      35,040
                                                        68,802
MISCELLANEOUS BUSINESS SERVICES - 0.4%
     170         Deluxe Corp.. . . . . . . . . . .       4,930
     500         WMX Technologies. . . . . . . . .      14,938
                                                        19,868
AIRLINES - 0.4%
     320      *  AMR . . . . . . . . . . . . . . .      23,760

Total Business Services and Transportation             216,577

ENERGY - 4.5%
_____________________________________________________________________________
ENERGY SERVICES - 1.3%
     200         Halliburton . . . . . . . . . . .      10,125
     890         Schlumberger. . . . . . . . . . .      61,632
                                                        71,757
INTEGRATED PETROLEUM - DOMESTIC - 1.9%
     480         Atlantic Richfield. . . . . . . .      53,160
     220         British Petroleum ADR . . . . . .      22,467
     230         Unocal. . . . . . . . . . . . . .       6,699
   1,360         USX-Marathon. . . . . . . . . . .      26,520
                                                       108,846
INTEGRATED PETROLEUM - INTERNATIONAL - 1.3%
     210   shs   Exxon . . . . . . . . . . . . . .   $  16,826
     180         Mobil . . . . . . . . . . . . . .      20,160
     100         Royal Dutch Petroleum ADR . . . .      14,113
     270         Texaco. . . . . . . . . . . . . .      21,195
                                                        72,294

Total Energy                                           252,897

PROCESS INDUSTRIES - 2.9%
_____________________________________________________________________________
DIVERSIFIED CHEMICALS - 0.4%
     300         DuPont. . . . . . . . . . . . . .      20,963
SPECIALTY CHEMICALS - 2.0%
     270         3M. . . . . . . . . . . . . . . .      17,887
     700         A. Schulman . . . . . . . . . . .      15,663
     950         Great Lakes Chemical. . . . . . .      68,400
     400         Pall. . . . . . . . . . . . . . .      10,750
                                                       112,700
PAPER AND PAPER PRODUCTS - 0.3%
     400         International Paper . . . . . . .      15,150
     100         Mead. . . . . . . . . . . . . . .       5,225
                                                        20,375
FOREST PRODUCTS - 0.2%
     170         Georgia-Pacific . . . . . . . . .      11,666

Total Process Industries                               165,704

BASIC MATERIALS - 1.1%
_____________________________________________________________________________
METALS - 0.8%
     180         Alcoa . . . . . . . . . . . . . .       9,517
     140      *  Alumax. . . . . . . . . . . . . .       4,288
     140         Cyprus Amax Minerals. . . . . . .       3,658
     500         Nucor . . . . . . . . . . . . . .      28,562
                                                        46,025
MINING - 0.3%
     670         Barrick Gold. . . . . . . . . . .      17,671

Total Basic Materials                                   63,696

Total Common Stocks (Cost $2,726,183)                3,144,666

Corporate Bonds - 15.8%
$ 10,000         Arcadian, Sr. Notes, Series
                 B, 10.75%, 5/1/05 . . . . . . . .      11,050
  60,000         B.F. Saul, REIT, Sr. Secured
                 Notes, 11.625%, 4/1/02. . . . . .      61,200
  50,000         Black and Decker, MTN,
                 6.97%, 9/26/96. . . . . . . . . .      50,450
  30,000         Boeing, 6.35%, 6/15/03. . . . . .      30,549
   1,227         Carson Pirie Scott, 13.00%,
                 3/28/05 . . . . . . . . . . . . .       1,236
  50,000         Citicorp, 7.75%, 6/15/06. . . . .      55,589
$ 10,000         Coca-Cola Bottling Group, Sr. Sub.
                 Notes, 9.00%, 11/15/03. . . . . .   $  10,000
  10,000         Coinmachine, Sr. Notes,
                 (144a), 11.75%, 11/15/05. . . . .      10,175
  25,000         Coleman, Sr. Sec. Notes,
                 Zero Coupon, 5/27/98. . . . . . .      20,250
  50,000         Coltec Industries, Sr. Sub.
                 Deb., 10.25%, 4/1/02. . . . . . .      51,375
  25,000         Consolidated Cigar, Sr. Sub.
                 Notes, 10.50%, 3/1/03 . . . . . .      25,625
  60,000         Delta, MTN, 8.625%,
                 6/15/04 . . . . . . . . . . . . .      65,490
  10,000         Exide, Sr. Notes, 10.75%,
                 12/15/02. . . . . . . . . . . . .      10,850
  10,000         Ferrellgas, Sr. Notes,
                 10.00%, 8/1/01. . . . . . . . . .      10,700
  10,000         First Federal Financial,
                 11.75%, 10/1/04 . . . . . . . . .       9,800
  25,000         GMAC, 7.125%, 6/1/99. . . . . . .      25,960
  60,000         GTE Hawaiian Telephone,
                 7.00%, 2/1/06 . . . . . . . . . .      62,755
  25,000         HMC Acquisition Properties
                 (144a), 9.00%, 12/15/07 . . . . .      25,250
  25,000         IMC Fertilizer Group,
                 Sr. Notes, 9.45%, 12/15/11. . . .      27,000
  25,000         IVAC, Sr. Notes, 9.25%,
                 12/1/02 . . . . . . . . . . . . .      25,875
  20,000         Lenfest, 8.375%, 11/1/05. . . . .      20,075
   5,000         Loral, 8.375%, 6/15/24. . . . . .       5,742
  50,000         Pennsylvania Power and
                 Light, 6.50%, 4/1/05. . . . . . .      51,092
  40,000         Petroleum Heat & Power,
                 10.125%, 4/1/03 . . . . . . . . .      39,200
  35,000         Portola Packaging, Sr. Notes,
                 10.75%, 10/1/05 . . . . . . . . .      36,225
  10,000         Quorum Health Group,
                 11.875%, 12/15/02 . . . . . . . .      11,200
  10,000         Ralphs Grocery New, Sr.
                 Notes, 10.45%, 6/15/04. . . . . .      10,150
  20,000         Repap New Brunswick, Sr. Secured
                 Notes, 9.875%, 7/15/00. . . . . .      19,800
  10,000         Riverwood International, Sr.
                 Notes, 10.75%, 6/15/00. . . . . .      10,750
  10,000         Safeway, 9.875%, 3/15/07. . . . .      11,600
  10,000         Silgan, Sr. Sub. Notes,
                 11.75%, 6/15/02 . . . . . . . . .      10,700
  10,000         Sinclair Broadcasting, Sr. Sub.
                 Notes, 10.00%, 9/30/05. . . . . .      10,200
  25,000         Tenet Healthcare, Sr. Notes,
                 8.625%, 12/1/03 . . . . . . . . .      26,250
  20,000         Texas Utilities Electric,
                 7.875%, 4/1/24. . . . . . . . . .      20,871
$ 10,000         UCAR Global Enterprises,
                 12.00%, 1/15/05 . . . . . . . . .   $  11,550

Total Corporate Bonds (Cost $852,305)                  886,584

Foreign Government Obligations/Agencies - 2.1%
   50,000    DEM Bundesrepublic, 6.50%,
                 7/15/03,. . . . . . . . . . . . .      36,304
40,000,000   ITL Italian Government
                 Bonds, 8.50%, 8/1/04. . . . . . .      22,187
4,000,000    JPY Japan, 4.50%, 6/20/03 . . . . . .      42,323
   10,000    GBP United Kingdom Treasury
                 Notes, 8.50%, 12/7/05 . . . . . .      16,686

Total Foreign Government
Obligations/Agencies (Cost $109,166)                   117,500

U.S. Government Mortgage-Backed Securities - 10.0%
                 Government National Mortgage Assn.
$  98,400        6.50%, 4/15/24. . . . . . . . . .      97,650
  150,000        7.00%, 5/15/23. . . . . . . . . .     151,882
   30,497        7.50%, 7/15/25. . . . . . . . . .      31,857
  123,583        8.00%, 10/15/25 . . . . . . . . .     128,841
  101,258        8.50%, 12/15/24 . . . . . . . . .     106,389
   39,319        11.50%, 11/15/19. . . . . . . . .      45,036

Total U.S. Government Mortgage-Backed
Securities (Cost $536,573)                             561,655

U.S. Government Obligations/Agencies - 4.3%
                 Tennessee Valley Authority
   50,000        7.25%, 7/15/43. . . . . . . . . .      52,113
  160,000        8.25%, 4/15/42. . . . . . . . . .     190,795

Total U.S. Government Obligations/Agencies
(Cost $217,188)                                        242,908

Short-Term Investments - 14.2%
COMMERCIAL PAPER - 14.2%
  200,000        General Electric Capital,
                 5.83%, 1/19/96. . . . . . . . . .     199,320
$ 503,666        Investments in Commercial
                 Paper through a joint
                 account, 5.90-6.05%, 1/2/96 . . .   $ 503,333
  100,000        U.S. Bancorp, 5.55%, 2/23/96. . .      99,137

Total Short-Term Investments (Cost $801,790)           801,790

Total Investments in Securities - 102.3%
of Net Assets (Cost $5,243,205)                      5,755,103

Other Assets Less Liabilities                         (130,228)
                                                    __________
Net Assets Consist of:               Value
                                   ________
Accumulated net realized
gain/loss - net of
distributions    . . . . . . . .   $ 64,748
Net unrealized gain (loss) . . .    511,965
Paid-in-capital applicable
to 452,385 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares authorized. . . . . . . .  5,048,162
                                   ________

NET ASSETS       . . . . . . . . . . . . . . . . .   $5,624,875
                                                    __________
                                                    __________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . .      $12.43
                                                        ______
                                                        ______

    *  Non-income producing
    # Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.75% of net assets.
  MTN  Medium term note
 REIT  Real Estate Investment Trust
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.63% of net assets.
  DEM  German deutschemark
  GBP  British sterling
  ITL  Italian lira
  JPY  Japanese yen

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio / From December 30, 1994 (Commencement of Operations) to December 31, 1995

INVESTMENT INCOME
Income
  Interest . . . . . . . . . . . . . . . . . . . .   $ 92,569
  Dividend . . . . . . . . . . . . . . . . . . . .     32,850
                                                    _________
  Total income . . . . . . . . . . . . . . . . . .    125,419
                                                    _________
Expenses
  Investment management and administrative . . . .     24,590
                                                    _________
Net investment income. . . . . . . . . . . . . . .    100,829
                                                    _________

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities . . . . . . . . . . . . . . . . . . .     69,933
  Foreign currency transactions. . . . . . . . . .      3,969
                                                    _________
  Net realized gain (loss) . . . . . . . . . . . .     73,902
                                                    _________
Change in net unrealized gain or loss on:
  Securities . . . . . . . . . . . . . . . . . . .    511,898
  Other assets and liabilities denominated
  in foreign currencies. . . . . . . . . . . . . .         67
                                                    _________
  Change in net unrealized gain or loss. . . . . .    511,965
                                                    _________
Net realized and unrealized gain (loss). . . . . .    585,867
                                                    _________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   $686,696
                                                    _________
                                                    _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio

                                            From December 30, 1994
                                               (Commencement of
                                                Operations) to
                                               December 31, 1995
                                             _____________________

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income. . . . . . . . . . . . . .   $100,829
  Net realized gain (loss) . . . . . . . . . . . .     73,902
  Change in net unrealized gain or loss. . . . . .    511,965
                                                    _________
  Increase (decrease) in net assets from operations   686,696
                                                    _________
Distributions to shareholders
  Net investment income. . . . . . . . . . . . . .   (109,983)
                                                    _________
Capital share transactions*
  Shares sold. . . . . . . . . . . . . . . . . . .  5,160,889
  Distributions reinvested . . . . . . . . . . . .    109,913
  Shares redeemed. . . . . . . . . . . . . . . . .   (238,910)
                                                    _________
  Increase (decrease) in net assets from
  capital share transactions . . . . . . . . . . .  5,031,892
                                                    _________
Net equalization . . . . . . . . . . . . . . . . .     16,270
                                                    _________
Increase (decrease) in net assets. . . . . . . . .  5,624,875

NET ASSETS
Beginning of period. . . . . . . . . . . . . . . .          -
                                                    _________
End of period. . . . . . . . . . . . . . . . . . .   $5,624,875
                                                    _________
                                                    _________

*Share information
  Shares sold. . . . . . . . . . . . . . . . . . .    462,996
  Distributions reinvested . . . . . . . . . . . .      9,373
  Shares redeemed. . . . . . . . . . . . . . . . .    (19,984)
                                                    _________
  Increase (decrease) in shares outstanding. . . .    452,385
                                                    _________
                                                    _________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio / December 31, 1995

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed

Note 2 - Organization

The fund was organized on July 13, 1994, and had no operations prior to December 30, 1994, other than those related to organizational matters.

Note 3 - Investment Transactions

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,235,924 and $578,450, respectively, for the period ended December 31, 1995. Purchases and sales of U.S. government securities aggregated $1,231,262 and $496,033 respectively, for the period ended December 31, 1995.

Note 4 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $7,115 of undistributed net investment income and $9,154 of undistributed net realized gains were reclassified as a $16,269 increase to paid-in-capital during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $5,243,205 and net unrealized gain aggregated $511,898, of which $542,981 related to appreciated investments and $31,083 to depreciated investments.

Note 5 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an all-inclusive annual fee. The fee, computed daily and paid monthly, is equal to 0.90% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Financial Highlights
T. Rowe Price Personal Strategy Balanced Portfolio

                                        For a share outstanding
                                        From December 30, 1994
                                     (Commencement of Operations)
                                         to December 31, 1995
                                      __________________________

NET ASSET VALUE, BEGINNING OF PERIOD . . .      $10.00
                                                ______
Investment activities
  Net investment income. . . . . . . . . .        0.42
  Net realized and unrealized gain (loss).        2.41
                                                ______
  Total from investment activities . . . .        2.83
                                                ______
Distributions
  Net investment income. . . . . . . . . .       (0.40)
                                                ______
NET ASSET VALUE, END OF PERIOD . . . . . .      $12.43
                                                ______
                                                ______

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . . . . . . . . . .       28.7%
Ratio of expenses to average net assets  .       0.90%!
Ratio of net investment income to
average net assets . . . . . . . . . . . .       3.69%!
Portfolio turnover rate. . . . . . . . . .       39.3%!
Net assets, end of period. . . . . . . . .  $5,624,875

!    Annualized

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of the Personal Strategy Balanced Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Personal Strategy Balanced Portfolio (one of the portfolios constituting
T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period December 30, 1994 (Commencement of Operations) to December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Chart 1 - Interest Rate Levels

A 4-line chart showing interest rate levels on the 30-year Treasury bond, 5-year Treasury note, 1-Year Treasury bill, and federal funds rate from 12/31/94 through 12/31/95.

Chart 2 - Asset Allocation

A pie chart showing Asset Allocation between stocks, bonds and money markets on 12/31/95, along with the benchmarks and ranges for each category.

Chart 3: Performance Comparison

A line chart showing $10,000 growing to $12,866 for PSP and to $12,966 for Combined Index Portfolio from 12/31/94 through 12/31/95.